UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2026

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7770 Regents Road, Suite 113-618

San Diego, CA 92122

(Address of Principal Executive Offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2026, Evofem Biosciences, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this item 2.02 and in Exhibit 99.1 is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This press release includes “forward-looking statements,” within the meaning of the safe harbor for forward-looking statements provided by Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Words such as, but not limited to, “anticipate,” “could,” “estimate,” “expect,” “target,” “hypothesize,” “intend,” “potential,” “strategy,” “will,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on current assumptions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. Important factors that could cause actual results to differ materially from those discussed or implied in the forward-looking statements include, but are not limited to, limited cash resources, the Company’s ability to continue as a going concern, dependence on new capital or business development transactions to fund operations, potential delays in regulatory approvals, changes in market demand, manufacturing and supply chain risks, risks related to the Company’s limited revenue base relative to operating expenses, and its reliance on third-party licensees and distributors for ex-U.S. commercialization, together with those that are disclosed in the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 11, 2026, Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 filed with the SEC on November 13, 2026, and any subsequent filings. All forward-looking statements are expressly qualified in their entirety by such factors. Evofem undertakes no obligation to update or revise any forward-looking statement except as required by law, and investors are cautioned not to place undue reliance on such statements given the Company’s current liquidity position and evolving business conditions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: November 13, 2026	By:	/s/ Ivy Zhang
Ivy Zhang
Chief Financial Officer